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                                                                    EXHIBIT 10.1

                     MODIFICATION TO PETER LUND OFFER LETTER
                                 DEFERRED BONUS

Paragraph C ("Deferred Bonus") of the July 24, 2000 Offer Letter is deleted and replaced with the following:

      The three million dollar ($3,000,000) bonus called for in the Offer Letter is fully vested and will be paid as follows:

            1. If Dreamlife is successful in raising $8 million in new capital (including, without limitation, convertible debt), the $3 million bonus payment will be made in three equal payments of $1 million each in July 2003, 2004 and 2005.

            2. If Dreamlife is not successful in raising $8 million of new capital, the $3 million bonus payment will be made in 5 equal payments of $600,000 each in July 2003, 2004, 2005, 2006 and
                  2007; provided, however, that if Dreamlife is successful in raising $8 million of new capital after payments have begun to be made to you pursuant to this paragraph 2, payments will be accelerated to coincide with the schedule provided for in paragraph 1.

            3. The unpaid portion of the Deferred Bonus will be paid within three months of your termination if you are terminated by the company other than for cause (as such term is defined in the Plan) prior to having received payments totaling $3 million.

                                                DREAMLIFE, INC.


                                                By: /s/ Peter A. Lund
                                                    ----------------------------
                                                        Peter A. Lund
                                                        Chief Executive Officer
Agreed to and accepted by:


/s/ Peter A. Lund                        July 18, 2001
----------------------------             -------------
Peter Lund                               date
Chief Executive Officer
Dreamlife, Inc.

Acknowledged and accepted by:


/s/ Julius Koppelman                     7/17/01
----------------------------             -------------
Julius Koppelman                         date
Chairman of the Board
Discovery Toys, Inc.